                                                                     Exhibit 10d

                        INCENTIVE COMPENSATION AGREEMENT

      THIS AGREEMENT is made and entered into as of January 21, 2003, by and between Central Illinois Light Company (the "Company") and Robert J. Sprowls (the "Officer").

                                    RECITALS

      A. The Company is engaged in a highly regulated industry and provides, through its subsidiaries, electrical and gas services to the public in the central Illinois region;

      B. The Company is currently indirectly owned by The AES Corporation
("AES").

      C. AES must divest itself of its holdings in the Company and is doing so by the sale of the Company's parent, CILCORP Inc. ("Parent").

      D. Employees of the Company owe a duty to shareholders to maximize value.

      E. Officer, President of the Company, plays a vital role in maximizing such value and in connection with the sale of the Company has and will perform vital functions in developing disclosure schedules in connection with a sale agreement and various filings required by various regulatory acts, both state and federal, and such rules and regulations hereunder.

      F. AES has now entered into a Stock Purchase Agreement dated as of April 28, 2002 (the "Stock Purchase Agreement") by and between AES and Ameren Corporation ("Ameren").

      G. In order to award Officer for his performance in relation to the sale and to provide further incentive to assist in a prompt closing at the maximum value for the Company's shareholder, the Company hereby agrees to pay incentive compensation as provided herein.

      Now, therefore, in consideration of the premises and the mutual promises and covenants contained herein, the parties hereto agree as follows:

      1.    DEFINITIONS

      In addition to the terms defined above, the following terms shall have the meanings assigned herein.

      "Maximum Time Variable Bonus" shall have the meaning set forth in Section 3(b) hereof.

      "Maximum Variable Price Bonus" shall have the meaning set forth in Section 3(c) hereof.

      "Net Cash Price for Bonus Calculation" shall mean the Net Cash Price plus Recovered Charges.

      "Net Cash Price" shall mean the amount in cash AES will receive as set forth in Section 1.2 of the Stock Purchase Agreement plus income taxes paid by Parent to AES from January 1, 2002 to the closing of the Stock Purchase Agreement.

      "Recovered Charges" shall mean the charges set forth on Exhibit A to the extent such charges reduced the Net Cash Price.

      "Target" for any month shall mean a Net Cash Price target for such month as set forth on Schedule 1 hereto as item "net cash to AES." The Target is determined as of the last day of the month so that if a closing occurs on the last day of a month, the Target for that month appearing on Schedule 1 shall be used. However, if a closing occurs in any day of the month prior to the last day of such month, the Target for the previous month shall be deemed the Target.

      2.    DUTIES OF OFFICER.

      (a) In addition to Officer's duties as President in the day to day management of the Company's business, Officer shall devote his efforts to the successful completion of the sale contemplated by the Stock Purchase Agreement. Such duties shall include, but not be limited to, assistance in all required regulatory filings, all closing schedules and supervision of all employees or consultants of the Company in preparing schedules, conducting business pending the closing of the sale in accordance with the terms of the Stock Purchase Agreement and assisting in the performance of all additional agreements as required by the Stock Purchase Agreement.

      (b) In performing these duties, Officer shall (1) devote his best efforts and entire time to advance the interest of the Company and to assist in its sale; (ii) perform his duties to the best of his ability; and (iii) to perform such other work as may be required by the Company, including without limitations such work as may assist AES in the closing of the Stock Purchase Agreement. Nothing in the paragraph shall be deemed to limit Officer from engaging in a broad range of civic and charitable pursuits.

      3. INCENTIVE COMPENSATION. In addition to Officer's right to receive his current base annual salary and other compensation previously agreed, Officer shall receive as a result of this Agreement additional compensation (consisting of all the bonuses set forth below and subject to Section 4 hereof) to reward Officer for achieving certain goals in connection with the sale contemplated by the Stock Purchase Agreement. This Agreement supplements all previous understandings and agreements between the Company and Officer and provides for compensation in addition to such other compensation and shall not be deemed as a substitute or replacement therefor. Notwithstanding the foregoing, however, Officer agrees that the terms of this Agreement supercede any and all other prior negotiations, understandings or agreements concerning any bonus to be paid as a result of the sale of the Parent by AES, and also Officer agrees that this Agreement is in lieu of any other discretionary bonus for the fiscal year 2002 only. This Agreement represents the final agreement between the Company and Officer concerning such bonuses and may not be contradicted by evidence of prior agreements.

      (a) Fixed Sale Bonus. If the sale of stock as set forth in the Stock Purchase Agreement occurs, the Company shall pay Officer One Hundred Ten Thousand ($110,000) Dollars.

      (b) Bonus Tied to Closing Date. If the closing of the Stock Purchase Agreement occurs on or before January 31, 2003, the Company shall pay to Officer 100% of the Maximum Time Variable Bonus. The Maximum Time Variable Bonus is Eighty-eight Thousand Five Hundred ($88,500) Dollars. If the closing shall not occur on or before January 31, 2003, the Maximum Time Variable Bonus shall be reduced by $14,750 on the first of each month thereafter so that the bonus earned hereunder if a closing occurs in February would be $73,750, for a closing in March, $59,000, April $44,250, May $29,500, June $14,750 and nothing for any closing occurring after July 1, 2003.

      (c) Bonus Tied to Net Cash Price. Immediately prior to closing, the Company shall calculate the Net Cash Price for Bonus Calculation. If the Net Cash Price for Bonus Calculation exceeds the applicable Target for the closing date by $15 million (the "Maximum"), then the Company shall pay Officer the Maximum Variable Price Bonus. The Maximum Variable Price Bonus is equal to Two Hundred Six Thousand Five Hundred ($206,500) Dollars. If the Net Cash Price for Bonus Calculation is less than an amount equal to the applicable Target less $15 million (the "Base") no bonus shall be paid. If the Net Cash Price for Bonus Calculation is an amount between the Maximum and the Base, the bonus paid hereunder shall be a percentage of the Maximum Variable Price Bonus determined by the following formula:

      Net Cash Price for Bonus Calculation - Base X Maximum Variable Price Bonus
      -------------------------------------------
                 30,000,000

      4. CONDITION TO PAYMENT. Incentive compensation provided hereunder will be paid only upon the following conditions.

            (a) Fixed Sale Bonus. The Fixed Sale Bonus shall be payable to Officer or to his estate when the closing of the Stock Purchase Agreement has occurred provided prior to such date the Officer has not voluntarily left the Company's employment.

            (b) Bonus Tied to Closing Date and Bonus Tied to Net Cash Price. The bonuses set forth in Section 3(b) and 3(c) shall not be payable if the Officer voluntarily leaves the Company's employment or is terminated for cause prior to the closing of the Stock Purchase Agreement. For purposes hereof, "cause" shall consist of only the following: indictment or other holding over for a felony, commission of fraud, gross malfeasance or improper conduct resulting in substantial injury to the interests of the Company. In the event that Officer has not actively worked full-time up to and through the date of the closing due to death or disability, the Company shall calculate a percentage of the bonuses set forth in Section 3(b) and 3(c) to be paid as follows: The Company shall determine what percentage of time during the 12 months preceding the closing date of the Stock Purchase Agreement that the Officer was actively employed. Officer or his estate shall be entitled to receive that percentage of such bonuses as would otherwise be due if Officer was actively employed for the full twelve months. Notwithstanding the foregoing, if the Company terminates Officer's employment without cause, the Company shall pay the full amount of the bonuses set forth in Section 3(b) and 3(c) at the time of payment set forth in paragraph 5 hereof.

            5. TIME OF PAYMENT. The incentive compensation provided herein shall be paid as follows:

      (a) Fixed Sale Bonus and Bonus Tied to Closing Date. On the date of the closing of the Stock Purchase Agreement, the Company shall pay to the Officer, the Fixed Sale Bonus and the Bonus Tied to Closing Date, adjusted as required by paragraph 4 hereof.

      (b) Bonus Tied to Net Cash Price. On the Closing Date of the Stock Purchase Agreement, the Company shall calculate an estimated Net Cash Price for Bonus Calculation subject to adjustment as provided herein. Except as set forth herein, the Company shall pay 50% of the bonus set forth in Section 3(c) (after any adjustment required by Section 4 hereof) based upon such Net Cash Price for Bonus Calculation. When the Final Purchase Price, as defined in the Stock Purchase Agreement, is determined in accordance with the Stock Purchase Agreement, the Company shall recalculate the Net Cash Price for Bonus Calculation. Any remaining bonuses due Officer as the result of such recalculation shall be paid Officer at such time. If, however, such calculation produces a bonus less than what was already paid Officer, the Officer shall reimburse the Company for such overpayment.

      Officer acknowledges that payment of the Bonus Tied to Net Cash Price on the Closing Date of the Stock Purchase Agreement is merely an advance on such bonus and a provisional payment. The advance made is not final compensation on such bonus. To the extent any such advance is an overpayment, the Officer must repay such amount in full within 60 days after notice from the Company of the overpayment. If the Officer fails to make such payment, the Company shall have all remedies available at law for collection of such debt.

      6. AGREEMENT NON-ASSIGNABLE. Officer may not assign, pledge or otherwise transfer any benefits of this Agreement, but the benefits of this Agreement shall inure to Officer's heirs.

      7. NOTICES. Any notice required or desired to be given under the Agreement shall be deemed given if in writing and sent by first class mail to the Officer or the Company at the addresses as set forth below or to such other address of which either the Officer or the Company shall notify the other in writing.

                             Address of the Company

                               300 Liberty Street
                             Peoria, Illinois 61602

                               Address of Officer

                              433 N. Sagewood Drive
                             Peoria, Illinois 61604

      8. WAIVER OF BREACH. The waiver of either party hereto of a breach or condition of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or condition by either the Company or the Officer.

      9. GOVERNING LAW. This Agreement is made in Illinois and shall be governed by the laws of the State of Illinois without regard for its principles for conflicts of laws.

      10. AMENDMENTS. Any provision of this Agreement may be amended only by a written agreement executed by the Company and Officer.

      11. BONUSES NOT TO BE ANNUAL COMPENSATION UNDER RETENTION AGREEMENT. Solely for purposes of determining whether Officer has terminated employment for good reason pursuant to Section 2.2 of a Retention Agreement (Energy Delivery Business Unit) dated October 16, 2001 (the "Retention Agreement") bonuses set forth herein shall not be deemed Annual Compensation as defined in the Retention Agreement. The maximum amounts payable hereunder shall not be deemed targets for incentive compensation as described in Section 2.2 of the Retention Agreement. If bonuses herein are the only bonuses established for Officer for the fiscal year of the sale utilizing targets, then Annual Compensation shall be determined as of the year 2000 as set forth in the Retention Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

                                                  /s/Robert J. Sprowls

                                                  Robert J. Sprowls
                                                  Officer

                                                  /s/Leonard M. Lee

                                                  Leonard M. Lee
                                                  Central Illinois Light Company

                                                                     Exhibit 10d

                        INCENTIVE COMPENSATION AGREEMENT

      THIS AGREEMENT is made and entered into as of January 21, 2003, by and between Central Illinois Light Company (the "Company") and Scott A. Cisel (the "Officer").

                                    RECITALS

      A. The Company is engaged in a highly regulated industry and provides, through its subsidiaries, electrical and gas services to the public in the central Illinois region;

      B. The Company is currently indirectly owned by The AES Corporation
("AES").

      C. AES must divest itself of its holdings in the Company and is doing so by the sale of the Company's parent, CILCORP Inc. ("Parent").

      D. Employees of the Company owe a duty to shareholders to maximize value.

      E. Officer, Senior Vice President of the Company, plays a vital role in maximizing such value and in connection with the sale of the Company has and will perform vital functions in developing disclosure schedules in connection with a sale agreement and various filings required by various regulatory acts, both state and federal, and such rules and regulations hereunder.

      F. AES has now entered into a Stock Purchase Agreement dated as of April 28, 2002 (the "Stock Purchase Agreement") by and between AES and Ameren Corporation ("Ameren").

      G. In order to award Officer for his performance in relation to the sale and to provide further incentive to assist in a prompt closing at the maximum value for the Company's shareholder, the Company hereby agrees to pay incentive compensation as provided herein.

      Now, therefore, in consideration of the premises and the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.    DEFINITIONS

      In addition to the terms defined above, the following terms shall have the meanings assigned herein.

      "Maximum Time Variable Bonus" shall have the meaning set forth in Section 3(b) hereof.

      "Maximum Variable Price Bonus" shall have the meaning set forth in Section 3(c) hereof.

      "Net Cash Price for Bonus Calculation" shall mean the Net Cash Price plus Recovered Charges.

      "Net Cash Price" shall mean the amount in cash AES will receive as set forth in Section 1.2 of the Stock Purchase Agreement plus income taxes paid by Parent to AES from January 1, 2002 to the closing of the Stock Purchase Agreement.

      "Recovered Charges" shall mean the charges set forth on Exhibit A to the extent such charges reduced the Net Cash Price.

      "Target" for any month shall mean a Net Cash Price target for such month as set forth on Schedule 1 hereto as item "net cash to AES." The Target is determined as of the last day of the month so that if a closing occurs on the last day of a month, the Target for that month appearing on Schedule 1 shall be used. However, if a closing occurs in any day of the month prior to the last day of such month, the Target for the previous month shall be deemed the Target.

2.    DUTIES OF OFFICER.

      (a) In addition to Officer's duties as Senior Vice President in the day to day management of the Company's business, Officer shall devote his efforts to the successful completion of the sale contemplated by the Stock Purchase Agreement. Such duties shall include, but not be limited to, assistance in all required regulatory filings, all closing schedules and supervision of all employees or consultants of the Company in preparing schedules, conducting business pending the closing of the sale in accordance with the terms of the Stock Purchase Agreement and assisting in the performance of all additional agreements as required by the Stock Purchase Agreement.

      (b) In performing these duties, Officer shall (1) devote his best efforts and entire time to advance the interest of the Company and to assist in its sale; (ii) perform his duties to the best of his ability; and (iii) to perform such other work as may be required by the Company, including without limitations such work as may assist AES in the closing of the Stock Purchase Agreement. Nothing in the paragraph shall be deemed to limit Officer from engaging in a broad range of civic and charitable pursuits.

      3. INCENTIVE COMPENSATION. In addition to Officer's right to receive his current base annual salary and other compensation previously agreed, Officer shall receive as a result of this Agreement additional compensation (consisting of all the bonuses set forth below and subject to Section 4 hereof) to reward Officer for achieving certain goals in connection with the sale contemplated by the Stock Purchase Agreement. This Agreement supplements all previous understandings and agreements between the Company and Officer and provides for compensation in addition to such other compensation and shall not be deemed as a substitute or replacement therefor. Notwithstanding the foregoing, however, Officer agrees that the terms of this Agreement supercede any and all other prior negotiations, understandings or agreements concerning any bonus to be paid as a result of the sale of the Parent by AES, and also Officer agrees that this Agreement is in lieu of any other discretionary bonus for the fiscal year 2002 only. This Agreement represents the final agreement between the Company and Officer concerning such bonuses and may not be contradicted by evidence of prior agreements.

      (a) Fixed Sale Bonus. If the sale of stock as set forth in the Stock Purchase Agreement occurs, the Company shall pay Officer Seventy Thousand ($70,000) Dollars.

      (b) Bonus Tied to Closing Date. If the closing of the Stock Purchase Agreement occurs on or before January 31, 2003, the Company shall pay to Officer 100% of the Maximum Time Variable Bonus. The Maximum Time Variable Bonus is One Hundred Twenty Thousand ($120,000) Dollars. If the closing shall not occur on or before January 31, 2003, the Maximum Time Variable Bonus shall be reduced by $20,000 on the first of each month thereafter so that the bonus earned hereunder if a closing occurs in February would be $100,000, for a closing in March, $80,000, April $60,000, May $40,000, June $20,000 and nothing for any closing occurring after July 1, 2003.

      (c) Bonus Tied to Net Cash Price. Immediately prior to closing, the Company shall calculate the Net Cash Price for Bonus Calculation. If the Net Cash Price for Bonus Calculation exceeds the applicable Target for the closing date by $15 million (the "Maximum"), then the Company shall pay Officer the Maximum Variable Price Bonus. The Maximum Variable Price Bonus is equal to One Hundred Twenty Thousand ($120,000) Dollars. If the Net Cash Price for Bonus Calculation is less than an amount equal to the applicable Target less $15 million (the "Base") no bonus shall be paid. If the Net Cash Price for Bonus Calculation is an amount between the Maximum and the Base, the bonus paid hereunder shall be a percentage of the Maximum Variable Price Bonus determined by the following formula:

   Net Cash Price for Bonus Calculation - Base  X  Maximum Variable Price Bonus
   -------------------------------------------
                30,000,000

      4. CONDITION TO PAYMENT. Incentive compensation provided hereunder will be paid only upon the following conditions.

            (a) Fixed Sale Bonus. The Fixed Sale Bonus shall be payable to Officer or to his estate when the closing of the Stock Purchase Agreement has occurred provided prior to such date the Officer has not voluntarily left the Company's employment.

            (b) Bonus Tied to Closing Date and Bonus Tied to Net Cash Price. The bonuses set forth in Section 3(b) and 3(c) shall not be payable if the Officer voluntarily leaves the Company's employment or is terminated for cause prior to the closing of the Stock Purchase Agreement. For purposes hereof, "cause" shall consist of only the following: indictment or other holding over for a felony, commission of fraud, gross malfeasance or improper conduct resulting in substantial injury to the interests of the Company. In the event that Officer has not actively worked full-time up to and through the date of the closing due to death or disability, the Company shall calculate a percentage of the bonuses set forth in Section 3(b) and 3(c) to be paid as follows: The Company shall determine what percentage of time during the 12 months preceding the closing date of the Stock Purchase Agreement that the Officer was actively employed. Officer or his estate shall be entitled to receive that percentage of such bonuses as would otherwise be due if Officer was actively employed for the full twelve months. Notwithstanding the foregoing, if the Company terminates Officer's employment without cause, the Company shall pay the full amount of the bonuses set forth in Section 3(b) and 3(c) at the time of payment set forth in paragraph 5 hereof.

      5. TIME OF PAYMENT. The incentive compensation provided herein shall be paid as follows:

      (a) Fixed Sale Bonus and Bonus Tied to Closing Date. On the date of the closing of the Stock Purchase Agreement, the Company shall pay to the Officer, the Fixed Sale Bonus and the Bonus Tied to Closing Date, adjusted as required by paragraph 4 hereof.

      (b) Bonus Tied to Net Cash Price. On the Closing Date of the Stock Purchase Agreement, the Company shall calculate an estimated Net Cash Price for Bonus Calculation subject to adjustment as provided herein. Except as set forth herein, the Company shall pay 50% of the bonus set forth in Section 3(c) (after any adjustment required by Section 4 hereof) based upon such Net Cash Price for Bonus Calculation. When the Final Purchase Price, as defined in the Stock Purchase Agreement, is determined in accordance with the Stock Purchase Agreement, the Company shall recalculate the Net Cash Price for Bonus Calculation. Any remaining bonuses due Officer as the result of such recalculation shall be paid Officer at such time. If, however, such calculation produces a bonus less than what was already paid Officer, the Officer shall reimburse the Company for such overpayment.

      Officer acknowledges that payment of the Bonus Tied to Net Cash Price on the Closing Date of the Stock Purchase Agreement is merely an advance on such bonus and a provisional payment. The advance made is not final compensation on such bonus. To the extent any such advance is an overpayment, the Officer must repay such amount in full within 60 days after notice from the Company of the overpayment. If the Officer fails to make such payment, the Company shall have all remedies available at law for collection of such debt.

      6. AGREEMENT NON-ASSIGNABLE. Officer may not assign, pledge or otherwise transfer any benefits of this Agreement, but the benefits of this Agreement shall inure to Officer's heirs.

      7. NOTICES. Any notice required or desired to be given under the Agreement shall be deemed given if in writing and sent by first class mail to the Officer or the Company at the addresses as set forth below or to such other address of which either the Officer or the Company shall notify the other in writing.

                                          Address of the Company
                                            300 Liberty Street
                                          Peoria, Illinois 61602

                                            Address of Officer
                                            222 Southgate Drive

                                          Elmwood, Illinois 61529

      8. WAIVER OF BREACH. The waiver of either party hereto of a breach or condition of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or condition by either the Company or the Officer.

      9. GOVERNING LAW. This Agreement is made in Illinois and shall be governed by the laws of the State of Illinois without regard for its principles for conflicts of laws.

      10. AMENDMENTS. Any provision of this Agreement may be amended only by a written agreement executed by the Company and Officer.

      11. BONUSES NOT TO BE ANNUAL COMPENSATION UNDER RETENTION AGREEMENT. Solely for purposes of determining whether Officer has terminated employment for good reason pursuant to Section 2.2 of a Retention Agreement (Sales and Marketing Business Unit) dated October 16, 2001 (the "Retention Agreement") bonuses set forth herein shall not be deemed Annual Compensation as defined in the Retention Agreement. The maximum amounts payable hereunder shall not be deemed targets for incentive compensation as described in Section 2.2 of the Retention Agreement. If bonuses herein are the only bonuses established for Officer for the fiscal year of the sale utilizing targets, then Annual Compensation shall be determined as of the year 2000 as set forth in the Retention Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

                                                 /s/Scott A. Cisel
                                                 -----------------
                                                 Scott A. Cisel
                                                 Officer

                                                 /s/Leonard M. Lee
                                                 ------------------
                                                 Leonard M. Lee
                                                 Central Illinois Light Company

                                                                     Exhibit 10d

                        INCENTIVE COMPENSATION AGREEMENT

      THIS AGREEMENT is made and entered into as of January 21, 2003, by and between Central Illinois Light Company (the "Company") and James L. Luckey, III (the "Officer").

                                    RECITALS

      A. The Company is engaged in a highly regulated industry and provides, through its subsidiaries, electrical and gas services to the public in the central Illinois region;

      B. The Company is currently indirectly owned by The AES Corporation
("AES").

      C. AES must divest itself of its holdings in the Company and is doing so by the sale of the Company's parent, CILCORP Inc. ("Parent").

      D. Employees of the Company owe a duty to shareholders to maximize value.

      E. Officer, Vice President of the Company, plays a vital role in maximizing such value and in connection with the sale of the Company has and will perform vital functions in developing disclosure schedules in connection with a sale agreement and various filings required by various regulatory acts, both state and federal, and such rules and regulations hereunder.

      F. AES has now entered into a Stock Purchase Agreement dated as of April 28, 2002 (the "Stock Purchase Agreement") by and between AES and Ameren Corporation ("Ameren").

      G. In order to award Officer for his performance in relation to the sale and to provide further incentive to assist in a prompt closing at the maximum value for the Company's shareholder, the Company hereby agrees to pay incentive compensation as provided herein.

      Now, therefore, in consideration of the premises and the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.    DEFINITIONS

      In addition to the terms defined above, the following terms shall have the meanings assigned herein.

      "Maximum Time Variable Bonus" shall have the meaning set forth in Section 3(b) hereof.

      "Maximum Variable Price Bonus" shall have the meaning set forth in Section 3(c) hereof.

      "Net Cash Price for Bonus Calculation" shall mean the Net Cash Price plus Recovered Charges.

      "Net Cash Price" shall mean the amount in cash AES will receive as set forth in Section 1.2 of the Stock Purchase Agreement plus income taxes paid by Parent to AES from January 1, 2002 to the closing of the Stock Purchase Agreement.

      "Recovered Charges" shall mean the charges set forth on Exhibit A to the extent such charges reduced the Net Cash Price.

      "Target" for any month shall mean a Net Cash Price target for such month as set forth on Schedule 1 hereto as item "net cash to AES." The Target is determined as of the last day of the month so that if a closing occurs on the last day of a month, the Target for that month appearing on Schedule 1 shall be used. However, if a closing occurs in any day of the month prior to the last day of such month, the Target for the previous month shall be deemed the Target.

2.    DUTIES OF OFFICER.

      (a) In addition to Officer's duties as Vice President in the day to day management of the Company's business, Officer shall devote his efforts to the successful completion of the sale contemplated by the Stock Purchase Agreement. Such duties shall include, but not be limited to, assistance in all required regulatory filings, all closing schedules and supervision of all employees or consultants of the Company in preparing schedules, conducting business pending the closing of the sale in accordance with the terms of the Stock Purchase Agreement and assisting in the performance of all additional agreements as required by the Stock Purchase Agreement.

      (b) In performing these duties, Officer shall (1) devote his best efforts and entire time to advance the interest of the Company and to assist in its sale; (ii) perform his duties to the best of his ability; and (iii) to perform such other work as may be required by the Company, including without limitations such work as may assist AES in the closing of the Stock Purchase Agreement. Nothing in the paragraph shall be deemed to limit Officer from engaging in a broad range of civic and charitable pursuits.

      3. INCENTIVE COMPENSATION. In addition to Officer's right to receive his current base annual salary and other compensation previously agreed, Officer shall receive as a result of this Agreement additional compensation (consisting of all the bonuses set forth below and subject to Section 4 hereof) to reward Officer for achieving certain goals in connection with the sale contemplated by the Stock Purchase Agreement. This Agreement supplements all previous understandings and agreements between the Company and Officer and provides for compensation in addition to such other compensation and shall not be deemed as a substitute or replacement therefor. Notwithstanding the foregoing, however, Officer agrees that the terms of this Agreement supercede any and all other prior negotiations, understandings or agreements concerning any bonus to be paid as a result of the sale of the Parent by AES, and also Officer agrees that this Agreement is in lieu of any other discretionary bonus for the fiscal year 2002 only. This Agreement represents the final agreement between the Company and Officer concerning such bonuses and may not be contradicted by evidence of prior agreements.

      (a) Fixed Sale Bonus. If the sale of stock as set forth in the Stock Purchase Agreement occurs, the Company shall pay Officer Ninety Thousand ($90,000) Dollars.

      (b) Bonus Tied to Closing Date. If the closing of the Stock Purchase Agreement occurs on or before January 31, 2003, the Company shall pay to Officer 100% of the Maximum Time Variable Bonus. The Maximum Time Variable Bonus is Sixty-five Thousand ($65,000) Dollars. If the closing shall not occur on or before January 31, 2003, the Maximum Time Variable Bonus shall be reduced by $10,833.33 on the first of each month thereafter so that the bonus earned hereunder if a closing occurs in February would be $54,166.67, for a closing in March, $43,333.34, April $32,500.00, May $21,666.68, June $10,833.35 and nothing for any closing occurring after July 1, 2003.

      (c) Bonus Tied to Net Cash Price. Immediately prior to closing, the Company shall calculate the Net Cash Price for Bonus Calculation. If the Net Cash Price for Bonus Calculation exceeds the applicable Target for the closing date by $15 million (the "Maximum"), then the Company shall pay Officer the Maximum Variable Price Bonus. The Maximum Variable Price Bonus is equal to Two Hundred Sixty Thousand ($260,000) Dollars. If the Net Cash Price for Bonus Calculation is less than an amount equal to the applicable Target less $15 million (the "Base") no bonus shall be paid. If the Net Cash Price for Bonus Calculation is an amount between the Maximum and the Base, the bonus paid hereunder shall be a percentage of the Maximum Variable Price Bonus determined by the following formula:

   Net Cash Price for Bonus Calculation - Base X Maximum Variable Price Bonus
   -------------------------------------------
                  30,000,000

      4. CONDITION TO PAYMENT. Incentive compensation provided hereunder will be paid only upon the following conditions.

            (a) Fixed Sale Bonus. The Fixed Sale Bonus shall be payable to Officer or to his estate when the closing of the Stock Purchase Agreement has occurred provided prior to such date the Officer has not voluntarily left the Company's employment.

            (b) Bonus Tied to Closing Date and Bonus Tied to Net Cash Price. The bonuses set forth in Section 3(b) and 3(c) shall not be payable if the Officer voluntarily leaves the Company's employment or is terminated for cause prior to the closing of the Stock Purchase Agreement. For purposes hereof, "cause" shall consist of only the following: indictment or other holding over for a felony, commission of fraud, gross malfeasance or improper conduct resulting in substantial injury to the interests of the Company. In the event that Officer has not actively worked full-time up to and through the date of the closing due to death or disability, the Company shall calculate a percentage of the bonuses set forth in Section 3(b) and 3(c) to be paid as follows: The Company shall determine what percentage of time during the 12 months preceding the closing date of the Stock Purchase Agreement that the Officer was actively employed. Officer or his estate shall be entitled to receive that percentage of such bonuses as would otherwise be due if Officer was actively employed for the full twelve months. Notwithstanding the foregoing, if the Company terminates Officer's employment without cause, the Company shall pay the full amount of the bonuses set forth in Section 3(b) and 3(c) at the time of payment set forth in paragraph 5 hereof.

      5. TIME OF PAYMENT. The incentive compensation provided herein shall be paid as follows:

      (a) Fixed Sale Bonus and Bonus Tied to Closing Date. On the date of the closing of the Stock Purchase Agreement, the Company shall pay to the Officer, the Fixed Sale Bonus and the Bonus Tied to Closing Date, adjusted as required by paragraph 4 hereof.

      (b) Bonus Tied to Net Cash Price. On the Closing Date of the Stock Purchase Agreement, the Company shall calculate an estimated Net Cash Price for Bonus Calculation subject to adjustment as provided herein. Except as set forth herein, the Company shall pay 50% of the bonus set forth in Section 3(c) (after any adjustment required by Section 4 hereof) based upon such Net Cash Price for Bonus Calculation. When the Final Purchase Price, as defined in the Stock Purchase Agreement, is determined in accordance with the Stock Purchase Agreement, the Company shall recalculate the Net Cash Price for Bonus Calculation. Any remaining bonuses due Officer as the result of such recalculation shall be paid Officer at such time. If, however, such calculation produces a bonus less than what was already paid Officer, the Officer shall reimburse the Company for such overpayment.

      Officer acknowledges that payment of the Bonus Tied to Net Cash Price on the Closing Date of the Stock Purchase Agreement is merely an advance on such bonus and a provisional payment. The advance made is not final compensation on such bonus. To the extent any such advance is an overpayment, the Officer must repay such amount in full within 60 days after notice from the Company of the overpayment. If the Officer fails to make such payment, the Company shall have all remedies available at law for collection of such debt.

      6. AGREEMENT NON-ASSIGNABLE. Officer may not assign, pledge or otherwise transfer any benefits of this Agreement, but the benefits of this Agreement shall inure to Officer's heirs.

      7. NOTICES. Any notice required or desired to be given under the Agreement shall be deemed given if in writing and sent by first class mail to the Officer or the Company at the addresses as set forth below or to such other address of which either the Officer or the Company shall notify the other in writing.

                                             Address of the Company
                                               300 Liberty Street

                                             Peoria, Illinois 61602

                                               Address of Officer

                                            3343 West Lexington Court
                                             Peoria, Illinois 61615

      8. WAIVER OF BREACH. The waiver of either party hereto of a breach or condition of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or condition by either the Company or the Officer.

      9. GOVERNING LAW. This Agreement is made in Illinois and shall be governed by the laws of the State of Illinois without regard for its principles for conflicts of laws.

      10. AMENDMENTS. Any provision of this Agreement may be amended only by a written agreement executed by the Company and Officer.

      11. BONUSES NOT TO BE ANNUAL COMPENSATION UNDER RETENTION AGREEMENT. Solely for purposes of determining whether Officer has terminated employment for good reason pursuant to Section 2.2 of a Retention Agreement (Duck Creek Business Unit) dated March 1, 2002 (the "Retention Agreement") bonuses set forth herein shall not be deemed Annual Compensation as defined in the Retention Agreement. The maximum amounts payable hereunder shall not be deemed targets for incentive compensation as described in Section 2.2 of the Retention Agreement. If bonuses herein are the only bonuses established for Officer for the fiscal year of the sale utilizing targets, then Annual Compensation shall be determined as of the year 2000 as set forth in the Retention Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

                                               /s/James L. Luckey, III
                                               -----------------------
                                               James L. Luckey, III
                                               Officer



                                               /s/Leonard M. Lee
                                               -----------------
                                               Leonard M. Lee
                                               Central Illinois Light Company

                                                                     Exhibit 10d

                        INCENTIVE COMPENSATION AGREEMENT

      THIS AGREEMENT is made and entered into as of January 21, 2003, by and between Central Illinois Light Company (the "Company") and Thomas S. Romanowski (the "Officer").

                                    RECITALS

      A. The Company is engaged in a highly regulated industry and provides, through its subsidiaries, electrical and gas services to the public in the central Illinois region;

      B. The Company is currently indirectly owned by The AES Corporation
("AES").

      C. AES must divest itself of its holdings in the Company and is doing so by the sale of the Company's parent, CILCORP Inc. ("Parent").

      D. Employees of the Company owe a duty to shareholders to maximize value.

      E. Officer, Chief Financial Officer of the Company, plays a vital role in maximizing such value and in connection with the sale of the Company has and will perform vital functions in developing disclosure schedules in connection with a sale agreement and various filings required by various regulatory acts, both state and federal, and such rules and regulations hereunder.

      F. AES has now entered into a Stock Purchase Agreement dated as of April 28, 2002 (the "Stock Purchase Agreement") by and between AES and Ameren Corporation ("Ameren").

      G. In order to award Officer for his performance in relation to the sale and to provide further incentive to assist in a prompt closing at the maximum value for the Company's shareholder, the Company hereby agrees to pay incentive compensation as provided herein.

      Now, therefore, in consideration of the premises and the mutual promises and covenants contained herein, the parties hereto agree as follows:

1.    DEFINITIONS

      In addition to the terms defined above, the following terms shall have the meanings assigned herein.

      "Maximum Time Variable Bonus" shall have the meaning set forth in Section 3(b) hereof.

      "Maximum Variable Price Bonus" shall have the meaning set forth in Section 3(c) hereof.

      "Net Cash Price for Bonus Calculation" shall mean the Net Cash Price plus Recovered Charges.

      "Net Cash Price" shall mean the amount in cash AES will receive as set forth in Section 1.2 of the Stock Purchase Agreement plus income taxes paid by Parent to AES from January 1, 2002 to the closing of the Stock Purchase Agreement.

      "Recovered Charges" shall mean the charges set forth on Exhibit A to the extent such charges reduced the Net Cash Price.

      "Target" for any month shall mean a Net Cash Price target for such month as set forth on Schedule 1 hereto as item "net cash to AES." The Target is determined as of the last day of the month so that if a closing occurs on the last day of a month, the Target for that month appearing on Schedule 1 shall be used. However, if a closing occurs in any day of the month prior to the last day of such month, the Target for the previous month shall be deemed the Target.

2.    DUTIES OF OFFICER.

      (a) In addition to Officer's duties as Chief Financial Officer in the day to day management of the Company's business, Officer shall devote his efforts to the successful completion of the sale contemplated by the Stock Purchase Agreement. Such duties shall include, but not be limited to, assistance in all required regulatory filings, all closing schedules and supervision, if applicable, of any employees or consultants of the Company in preparing schedules, conducting business pending the closing of the sale in accordance with the terms of the Stock Purchase Agreement and assisting in the performance of all additional agreements as required by the Stock Purchase Agreement.

      (b) In performing these duties, Officer shall (1) devote his best efforts and entire time to advance the interest of the Company and to assist in its sale; (ii) perform his duties to the best of his ability; and (iii) to perform such other work as may be required by the Company, including without limitations such work as may assist AES in the closing of the Stock Purchase Agreement. Nothing in the paragraph shall be deemed to limit Officer from engaging in a broad range of civic and charitable pursuits.

      3. INCENTIVE COMPENSATION. In addition to Officer's right to receive his current base annual salary and other compensation previously agreed, Officer shall receive as a result of this Agreement additional compensation (consisting of all the bonuses set forth below and subject to Section 4 hereof) to reward Officer for achieving certain goals in connection with the sale contemplated by the Stock Purchase Agreement. This Agreement supplements all previous understandings and agreements between the Company and Officer and provides for compensation in addition to such other compensation and shall not be deemed as a substitute or replacement therefor. Notwithstanding the foregoing, however, Officer agrees that the terms of this Agreement supercede any and all other prior negotiations, understandings or agreements concerning any bonus to be paid as a result of the sale of the Parent by AES. This Agreement represents the final agreement between the Company and Officer concerning such bonuses and may not be contradicted by evidence of prior agreements.

      (a) Fixed Sale Bonus. If the sale of stock as set forth in the Stock Purchase Agreement occurs, the Company shall pay Officer Five Thousand ($5,000) Dollars.

      (b) Bonus Tied to Closing Date. If the closing of the Stock Purchase Agreement occurs on or before January 31, 2003, the Company shall pay to Officer 100% of the Maximum Time Variable Bonus. The Maximum Time Variable Bonus is Ten Thousand ($10,000) Dollars. If the closing shall not occur on or before January 31, 2003, the Maximum Time Variable Bonus shall be reduced by $1,666.67 on the first of each month thereafter so that the bonus earned hereunder if a closing occurs in February would be $8,333.33, for a closing in March, $6,666.66, April $4,999.99, May $3,333.32, June $1,666.65 and nothing for any closing occurring after July 1, 2003.

      (c) Bonus Tied to Net Cash Price. Immediately prior to closing, the Company shall calculate the Net Cash Price for Bonus Calculation. If the Net Cash Price for Bonus Calculation exceeds the applicable Target for the closing date by $15 million (the "Maximum"), then the Company shall pay Officer the Maximum Variable Price Bonus. The Maximum Variable Price Bonus is equal to Forty Thousand ($40,000) Dollars. If the Net Cash Price for Bonus Calculation is less than an amount equal to the applicable Target less $15 million (the "Base") no bonus shall be paid. If the Net Cash Price for Bonus Calculation is an amount between the Maximum and the Base, the bonus paid hereunder shall be a percentage of the Maximum Variable Price Bonus determined by the following formula:

   Net Cash Price for Bonus Calculation - Base X Maximum Variable Price Bonus
   -------------------------------------------
                  30,000,000

      4. CONDITION TO PAYMENT. Incentive compensation provided hereunder will be paid only upon the following conditions.

            (a) Fixed Sale Bonus. The Fixed Sale Bonus shall be payable to Officer or to his estate when the closing of the Stock Purchase Agreement has occurred provided prior to such date the Officer has not voluntarily left the Company's employment.

            (b) Bonus Tied to Closing Date and Bonus Tied to Net Cash Price. The bonuses set forth in Section 3(b) and 3(c) shall not be payable if the Officer voluntarily leaves the Company's employment or is terminated for cause prior to the closing of the Stock Purchase Agreement. For purposes hereof, "cause" shall consist of only the following: indictment or other holding over for a felony, commission of fraud, gross malfeasance or improper conduct resulting in substantial injury to the interests of the Company. In the event that Officer has not actively worked full-time up to and through the date of the closing due to death or disability, the Company shall calculate a percentage of the bonuses set forth in Section 3(b) and 3(c) to be paid as follows: The Company shall determine what percentage of time during the 12 months preceding the closing date of the Stock Purchase Agreement that the Officer was actively employed. Officer or his estate shall be entitled to receive that percentage of such bonuses as would otherwise be due if Officer was actively employed for the full twelve months. Notwithstanding the foregoing, if the Company terminates Officer's employment without cause, the Company shall pay the full amount of the bonuses set forth in Section 3(b) and 3(c) at the time of payment set forth in paragraph 5 hereof.

      5. TIME OF PAYMENT. The incentive compensation provided herein shall be paid as follows:

      (a) Fixed Sale Bonus and Bonus Tied to Closing Date. On the date of the closing of the Stock Purchase Agreement, the Company shall pay to the Officer, the Fixed Sale Bonus and the Bonus Tied to Closing Date, adjusted as required by paragraph 4 hereof.

      (b) Bonus Tied to Net Cash Price. On the Closing Date of the Stock Purchase Agreement, the Company shall calculate an estimated Net Cash Price for Bonus Calculation subject to adjustment as provided herein. Except as set forth herein, the Company shall pay 50% of the bonus set forth in Section 3(c) (after any adjustment required by Section 4 hereof) based upon such Net Cash Price for Bonus Calculation. When the Final Purchase Price, as defined in the Stock Purchase Agreement, is determined in accordance with the Stock Purchase Agreement, the Company shall recalculate the Net Cash Price for Bonus Calculation. Any remaining bonuses due Officer as the result of such recalculation shall be paid Officer at such time. If, however, such calculation produces a bonus less than what was already paid Officer, the Officer shall reimburse the Company for such overpayment.

      Officer acknowledges that payment of the Bonus Tied to Net Cash Price on the Closing Date of the Stock Purchase Agreement is merely an advance on such bonus and a provisional payment. The advance made is not final compensation on such bonus. To the extent any such advance is an overpayment, the Officer must repay such amount in full within 60 days after notice from the Company of the overpayment. If the Officer fails to make such payment, the Company shall have all remedies available at law for collection of such debt.

      6. AGREEMENT NON-ASSIGNABLE. Officer may not assign, pledge or otherwise transfer any benefits of this Agreement, but the benefits of this Agreement shall inure to Officer's heirs.

      7. NOTICES. Any notice required or desired to be given under the Agreement shall be deemed given if in writing and sent by first class mail to the Officer or the Company at the addresses as set forth below or to such other address of which either the Officer or the Company shall notify the other in writing.

                                                Address of the Company
                                                  300 Liberty Street
                                                Peoria, Illinois 61602

                                                  Address of Officer
                                               6215 N. English Oak Court
                                                Peoria, Illinois 61615

      8. WAIVER OF BREACH. The waiver of either party hereto of a breach or condition of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or condition by either the Company or the Officer.

      9. GOVERNING LAW. This Agreement is made in Illinois and shall be governed by the laws of the State of Illinois without regard for its principles for conflicts of laws.

      10. AMENDMENTS. Any provision of this Agreement may be amended only by a written agreement executed by the Company and Officer.

      11. BONUSES NOT TO BE ANNUAL COMPENSATION UNDER RETENTION AGREEMENT. Solely for purposes of determining whether Officer has terminated employment for good reason pursuant to Section 2.2 of a Retention Agreement (Energy Delivery Business Unit) dated February 1, 2002 (the "Retention Agreement") bonuses set forth herein shall not be deemed Annual Compensation as defined in the Retention Agreement. The maximum amounts payable hereunder shall not be deemed targets for incentive compensation as described in Section 2.2 of the Retention Agreement. If bonuses herein are the only bonuses established for Officer for the fiscal year of the sale utilizing targets, then Annual Compensation shall be determined as of the year 2000 as set forth in the Retention Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year set forth above.

                                                 /s/Thomas S. Romanowski
                                                 -----------------------
                                                 Thomas S. Romanowski
                                                 Officer

                                                 /s/Leonard M. Lee
                                                 -----------------
                                                 Leonard M. Lee
                                                 Central Illinois Light Company